EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

                  We hereby consent to the incorporation by reference in this Amendment No. 1 to Form S-4 Registration Statement of Telephone and Data Systems, Inc. of our report, which includes explanatory paragraphs relating to contingencies, dated February 17, 1995, on our audits of the financial statements of the Los Angeles SMSA Limited Partnership as of December 31, 1994 and 1993 and for each of the three years in the period ended December 31, 1994, included in the Telephone and Data Systems, Inc. Annual Report on Form 10-K for the year ended December 31, 1994; such financial statements were not included separately in such Form 10-K.

                                                       COOPERS & LYBRAND L.L.P.

Newport Beach, California
August 25, 1995



                       CONSENT OF INDEPENDENT ACCOUNTANTS

                  We hereby consent to the incorporation by reference in this Amendment No. 1 to Form S-4 Registration Statement of Telephone and Data Systems, Inc. of our reports dated February 10, 1995, February 11, 1994 and
February 11, 1993, on our audits of the financial statements of the Nashville/Clarksville MSA Limited Partnership as of December 31, 1994, 1993 and 1992 and for the years ended December 31, 1994, 1993 and 1992, included in the Telephone and Data Systems, Inc. Annual Report on Form 10-K for the year ended December 31, 1994; such financial statements were not included separately in such Form 10-K.



                                                       COOPERS & LYBRAND L.L.P.
Atlanta, Georgia
August 25, 1995

                       CONSENT OF INDEPENDENT ACCOUNTANTS

                  We hereby consent to the incorporation by reference in this Amendment No. 1 to Form S-4 Registration Statement of Telephone and Data Systems, Inc. of our reports dated February 10, 1995, February 11, 1994 and February 11, 1993, on our audits of the financial statements of the Baton Rouge MSA Limited Partnership as of December 31, 1994, 1993 and 1992 and for the years ended December 31, 1994, 1993 and 1992, included in the Telephone and Data Systems, Inc. Annual Report on Form 10-K for the year ended December 31, 1994; such financial statements were not included separately in such Form 10-K.




                                                       COOPERS & LYBRAND L.L.P.
Atlanta, Georgia
August 25, 1995


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